UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 2, 2014

LIBERTY STAR URANIUM & METALS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50071	90-0175540
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5610 E. Sutler Lane, Tucson, Arizona 85712
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code  520-731-8786

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01      Entry into a Material Definitive Agreement

On May 2, 2014, we entered into a settlement agreement and release of all claims with Northern Dynasty Minerals Ltd., whereby all of the terms of the Loan and Mining Claims Sale Agreement dated June 29, 2010, as amended July 15, 2010, September 8, 2011, November 2011, November 13, 2012 and November 20, 2012, have been satisfied.  Accordingly, all obligations addressed in the November 13, 2012 loan settlement agreement, as amended on November 20, 2012, have been extinguished.

Item 9.01      Financial Statements and Exhibits

(d)                 Exhibits

10.1                Settlement Agreement dated May 2, 2014 with Northern Dynasty Minerals Ltd.

99.1                News Release dated May 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

By:    /s/ James Briscoe
James Briscoe, President, CEO and Director
Date:  May 12, 2014